SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

(each a “Fund,” together the “Funds”)

                Each Fund’s prospectus(es) will be revised, effective as of the dates set forth below (the “Effective Date”):

September 1, 2005 National Municipal Bond Funds;

October 1, 2005                     Short and Intermediate Term Bond Funds; and

December 1, 2005 Southern State Municipal Bond Funds.

                As of the Effective Date, each Fund’s prospectus(es) will be amended to add the following disclosure to each Fund’s principal investment strategy:

The Fund may invest a portion of its assets in derivative instruments, such as futures and options, including index futures, Treasury futures, Eurodollar futures and interest rate swap agreements, in order to manage its exposure to interest rate risk.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.  Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes.  The various derivative instruments that the Fund may use are described in more detail under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information.

                The section under "Risk Factors" in each Fund’s prospectus(es) will also change, to add the following bullet:

Derivatives Risk

                The following language will be added at the end of the section of the Funds' prospectuses entitled "OVERVIEW OF FUND RISKS":

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currency, or currency exchange rates, commodities, and related indexes. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including interest rate risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders.

August 1, 2005                                                                                                                     574187 (8/05)